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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 9, 2004

                Date of Earliest Event Reported: November 9, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                              22-3436215
(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation or              1-12091                 Identification
        organization)          (Commission File Number)           Number)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 2.02 Results of Operation and Financial Condition.

          This press release reporting third quarter operating results and outlook is being furnished pursuant to Items 2.02 and 9.01.

     This information furnished under Item 2.02 is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit   Description
          -------   -----------
          99.1      Press Release issued November 9, 2004 reporting third
                    quarter operating results and outlook.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: November 9, 2004                 MILLENNIUM CHEMICALS INC.


                                        By: /s/ C. William Carmean
                                        ----------------------------------------
                                        C. William Carmean
                                        Senior Vice President, General Counsel &
                                        Secretary





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                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------
99.1      Press release reporting third quarter operating results issued
          November 9, 2004


                       STATEMENT OF DIFFERENCES

Characters normally expressed as subscript shall be preceded by.............[u]